------------------------------------------------------------------------------

                    W.P. STEWART & CO. GROWTH FUND, INC.

------------------------------------------------------------------------------








                               Annual Report



                             December 31, 1998

------------------------------------------------------------------------------
W. P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT AS OF DECEMBER 31, 1998
------------------------------------------------------------------------------

MANAGEMENT COMMENTS

Review of the Year

During the past year, the Fund's net asset value increased from $168.71 on December 31, 1997, to $213.59 on December 31, 1998 after giving effect to a distribution of $10.71 per share. This represents a total investment return of +33.3%.

The Fund's shares continued to gain as companies in the portfolio delivered good earnings, and the U.S. economy remained quite strong. Interest rates and inflation stayed at historic lows. Technology and pharmaceutical shares were especially strong, but we saw P/E expansion in most of the Fund's holdings, as the earnings of our companies met or exceeded expectations. The market sustained the problems of Long Term Capital Managers, Ltd., demonstrated confidence in the ability of the Fed to cope with the threat of a credit crisis, and the result was that we had a strong fourth quarter performance.

The Fund continued to be minimally exposed to weaker Asian, Russian and South American markets.

Long-term View

We have had four strong years of Fund performance, backed up by favorable economic conditions, improved confidence, low interest rates (bolstered by three easings in 1998), historically low inflation, and enormous liquidity in world markets. Expanded money supply has been an important factor in the strength of financial markets, and U.S. equities in particular continue to be attractive to investors all over the globe.

Globally, Asia is very slow to mend, although in a few countries like Korea, there have been signs of recovery. Japan still has a way to go. Russia is probably worse off than it was last year, and Brazil's problems can spread to other South American countries, and could affect Mexico as well. We still see modest inflation elsewhere around the globe, and some countries are experiencing deflation. We also continue to see declining interest rates. European markets appear to be slowing. In the U.S., companies' earnings are facing more challenges, and we see layoffs and cost cutting initiatives picking up. Y2K spending will continue to be important this year in the U.S. and will likely continue through mid-2000 around the globe.

There are risks to certain sectors of the market, such as Internet stocks, and certain technology issues, whose multiples have gone way beyond anyone's fondest dreams. A sharp correction is therefore possible in these issues. Our expectations overall for the year for the S&P Industrials and the S&P are in the mid single digits.

Our portfolio's growth shares are positioned to deliver meaningful unit growth and high quality earnings growth, although at a somewhat lower level because of lack of inflation. In this environment, the Fund's companies should return mid teens earnings per share, which would compare quite favorably to the broader market. We will be pleased if their share prices perform in the same way, and this would be our current expectation. We look forward to reporting to you again in July.

New York, N.Y.
February 19, 1999
MARILYN G. BRESLOW
PRESIDENT

W.P. Stewart & Co., Inc.
Investment Manager

                     W.P. STEWART & CO. GROWTH FUND, INC.
               COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
                 W.P. STEWART & CO. GROWTH FUND VS. S&P 500*



                                    [GRAPH]


                           Total Investment Return*
                    February 28, 1994 - December 31, 1998
------------------------------------------------------------------------------

W.P. Stewart & Co. Growth Fund, Before Payment of Redemption Fee       180.29%

W.P. Stewart & Co. Growth Fund, After Payment of Redemption Fee        178.89%

S&P 500                                                                192.01%

    * Total investment return is calculated assuming reinvestment of all dividends and distributions at net asset value during the period. A redemption fee equal to 0.5% of the gross redemption proceeds will be charged by the Fund.

    S&P 500 return assumes no transaction costs.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.7%
BANKS--2.9%
     Northern Trust Corporation...............................................  16,912            $      1,476,629
                                                                                                  ----------------

DATA PROCESSING SERVICES--8.9%
     Automatic Data Processing, Inc...........................................  56,464                   4,527,707
                                                                                                  ----------------

DRUGS & HEALTH CARE--19.9%
     IMS Health, Inc..........................................................  30,756                   2,320,156
     Johnson & Johnson........................................................  18,320                   1,536,590
     Lilly (Eli) & Company....................................................  27,232                   2,420,244
     Merck & Company, Inc.....................................................   9,237                   1,364,189
     Pfizer, Inc..............................................................  19,508                   2,447,035
                                                                                                  ----------------
                                                                                                        10,088,214

ELECTRICAL EQUIPMENT--3.2%
     General Electric Company.................................................  15,844                   1,617,078
                                                                                                  ----------------

ELECTRONICS--5.1%
     Intel Corporation.......................................................   21,999                   2,608,257
                                                                                                  ----------------

ENVIRONMENTAL SERVICES--4.8%
     Rentokil Group PLC, ADR.................................................   32,480                   2,442,633
                                                                                                  ----------------

FINANCE & BANKING--4.4%
     State Street Corporation................................................   32,393                   2,253,338
                                                                                                  ----------------

FOOD & BEVERAGE--4.4%
     Coca Cola Company.......................................................   22,568                   1,509,235
     Wrigley WM. Jr Company..................................................    7,922                     709,514
                                                                                                  ----------------
                                                                                                         2,218,749

HOUSEHOLD PRODUCTS--4.6%
     Gillette Company........................................................   27,688                   1,337,676
     Procter & Gamble Company................................................   10,773                     983,710
                                                                                                  ----------------
                                                                                                         2,321,386

LEISURE TIME--3.3%
     Walt Disney Company.....................................................   54,960                   1,648,800
                                                                                                  ----------------

NETWORK SOFTWARE--6.2%
     Cisco Systems, Inc. (a).................................................   33,662                   3,124,254
                                                                                                  ----------------

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--(Continued)
RESTAURANTS--3.0%
     McDonald's Corporation.................................................    19,873            $      1,522,769
                                                                                                  ----------------

RETAIL--20.8%
     Albertsons, Inc.........................................................   25,430                   1,619,573
     Autozone, Inc. (a)......................................................   53,024                   1,746,478
     CVS Corporation.........................................................   36,469                   2,005,795
     Dollar General Corporation..............................................  117,351                   2,772,417
     Walgreen Co.............................................................   40,629                   2,379,336
                                                                                                  ----------------
                                                                                                        10,523,599

SOFTWARE--6.2%
     Microsoft Corporation (a)...............................................   22,479                   3,117,556
                                                                                                  ----------------

                       TOTAL COMMON STOCKS-(COST $32,933,075)................                           49,490,969
                                                                                                  ----------------



TOTAL INVESTMENTS--(COST $32,933,075)--97.7%                                                            49,490,969
OTHER ASSETS LESS LIABILITIES--2.3%                                                                      1,158,760
                                                                                                  ----------------
NET ASSETS--100.0%                                                                                    $ 50,649,729
                                                                                                  ----------------
                                                                                                  ----------------







(a) No dividends paid on security.
ADR-American Depository Receipts

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at market value
     (Identified Cost $32,933,075)....................................................               $     49,490,969
Cash .................................................................................                      1,149,268
Dividends receivable..................................................................                         24,001
Receivable for Fund shares sold.......................................................                        200,000
                                                                                                     ----------------
     Total Assets.....................................................................                     50,864,238
                                                                                                     ----------------

LIABILITIES:
Advisory fee payable..................................................................                        163,900
Other accrued expenses................................................................                         50,609
                                                                                                     ----------------
     Total Liabilities................................................................                        214,509
                                                                                                     ----------------
NET ASSETS............................................................................               $     50,649,729
                                                                                                     ----------------
                                                                                                     ----------------

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 100,000,000 shares
     authorized, 237,131 shares issued and outstanding................................               $            237
Capital paid in excess of par.........................................................                     33,951,256
Accumulated realized gain on investments - net........................................                        140,342
Unrealized appreciation on investments - net..........................................                     16,557,894
                                                                                                     ----------------
NET ASSETS............................................................................               $     50,649,729
                                                                                                     ----------------
                                                                                                     ----------------

Net asset value per share.............................................................               $         213.59
                                                                                                     ----------------
                                                                                                     ----------------

Redemption price per share............................................................               $         212.52
                                                                                                     ----------------
                                                                                                     ----------------







The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,702)..................................               $        266,349
Interest..............................................................................                         19,005
                                                                                                     ----------------
     Total investment income..........................................................                        285,354

EXPENSES:
Investment advisory fees..............................................................                        585,210
Administrative fees...................................................................                         67,328
Custodian fees........................................................................                         47,523
Transfer agent fees...................................................................                         42,393
Registration fees.....................................................................                         18,657
Director fees.........................................................................                         27,500
Miscellaneous fees....................................................................                         20,915
                                                                                                     ----------------
     Total expenses ..................................................................                        809,526
                                                                                                     ----------------

Net investment loss...................................................................                       (524,172)
                                                                                                     ----------------



REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments......................................................                      2,427,262
Net change in unrealized appreciation on investments..................................                     10,121,250
                                                                                                     ----------------
Net gain on investments...............................................................                     12,548,512
                                                                                                     ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................               $     12,024,340
                                                                                                     ----------------
                                                                                                     ----------------



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------
                                                                               FOR THE YEAR            FOR THE YEAR
                                                                                  ENDED                    ENDED
                                                                             DECEMBER 31, 1998       DECEMBER 31, 1997
                                                                             -----------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss.............................................             $       (524,172)       $       (401,797)
Net realized gain on investments................................                    2,427,262               4,077,134
Net change in unrealized appreciation on investments............                   10,121,250               2,831,731
                                                                           ------------------       -----------------
     Net increase in net assets
       from operations..........................................                   12,024,340               6,507,068
                                                                           ------------------       -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments                                                   (2,348,801)             (3,973,159)
                                                                           ------------------       -----------------

FROM FUND SHARE TRANSACTIONS:
Proceeds of shares sold.........................................                    7,663,593              11,638,859
Shares issued to shareholders
     in reinvestment of distributions...........................                    2,268,863               4,849,063
Cost of redemptions.............................................                   (5,159,672)             (2,649,257)
                                                                           ------------------       -----------------
     Net increase in net assets from Fund
       share transactions.......................................                    4,772,784              13,838,665
                                                                           ------------------       -----------------
NET INCREASE IN NET ASSETS......................................                   14,448,323              16,372,574
                                                                           ------------------       -----------------
                                                                           ------------------       -----------------

NET ASSETS:
Beginning of year...............................................                   36,201,406              19,828,832
                                                                           ------------------       -----------------
End of year.....................................................           $       50,649,729       $      36,201,406
                                                                           ------------------       -----------------
                                                                           ------------------       -----------------







The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------
                                                            FOR THE             FOR THE             FOR THE
                                                              YEAR                YEAR                YEAR
                                                             ENDED               ENDED               ENDED
                                                       DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996
                                                       -----------------   -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............        $    168.71        $    152.65         $    125.94
                                                           -----------        -----------         -----------
    Net investment loss............................             (2.21)              (1.87)              (1.81)
    Net realized and unrealized gain on
        investments................................              57.80              38.53               40.17
                                                           -----------        -----------         -----------
Net increase from investment operations............              55.59              36.66               38.36
Distributions to shareholders from net
    realized gains on investments..................              (10.71)           (20.60)             (11.65)
                                                           ------------       -----------         -----------

Net asset value, end of period.....................        $    213.59        $    168.71         $    152.65
                                                           ------------       -----------         -----------
                                                           ------------       -----------         -----------

TOTAL INVESTMENT RETURN (a)........................             33.30%                24.69%             30.64%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets............               1.94%                2.13%              2.50%
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets............                  -                 0.02%              0.28%
Ratio of net investment loss to
    average net assets.............................              (1.26)%             (1.35)%            (1.51)%
Portfolio turnover ................................                 34%                 79%                76%
Net assets, end of period (in thousands) ..........        $    50,650        $     36,201         $   19,829
----------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart set forth above reflects the audited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.




The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                                           FOR THE              FOR THE PERIOD
                                                            YEAR               FEBRUARY 28, 1994*
                                                            ENDED                  THROUGH
                                                       DECEMBER 31, 1995       DECEMBER 31, 1994
                                                       -----------------       -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............       $    101.06             $    100.00
                                                          -----------             -----------
    Net investment loss............................             (1.15)                 (0.48)
    Net realized and unrealized gain on
        investments................................             29.19                    1.54
                                                          -----------             -----------
Net increase from investment operations............             28.04                    1.06
Distributions to shareholders from net
    realized gain on investments...................             (3.16)                      -
                                                          -----------             -----------
Net asset value, end of period.....................       $    125.94             $    101.06
                                                          -----------             -----------
                                                          -----------             -----------

TOTAL INVESTMENT RETURN (A).........                            27.73%                   1.06%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets............              2.50%                   2.50% (b)
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets............              1.32%                  10.20% (b)(c)
Ratio of net investment loss to
    average net assets.............................             (1.36)%                 (1.25)% (b)
Portfolio turnover ................................                76%                      9%
Net assets, end of period (in thousands) ..........       $    10,789             $     3,109
----------------------------------------------------------------------------------------------------------------------

      * Commencement of investment operations.

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% was taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)   Annualized.

(c)  Includes organization expenses paid by Adviser.

The chart set forth above reflects the audited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.



The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements
December 31, 1998
------------------------------------------------------------------------------

1.  ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund had no operations prior to October 25, 1993, other than those relating to organizational matters. The initial capital contribution of $100,000 was provided on October 25, 1993 by W.P. Stewart & Co., N.V. in exchange for 1,000 shares of the Fund. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

SECURITIES LENDING: The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund at any time may demand the return of the securities loaned. The Fund will continue to receive the income on loaned securities and, at the same time, will earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund did not engage in securities lending during the year ended December 31, 1998.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

ORGANIZATION EXPENSES: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the year ended December 31, 1998, the Fund distributed $10.71 per share.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 1998, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses of $524,172. The reclassification resulted in a net decrease to accumulated realized gain on investments and paid in capital of $123,184 and 400,988, respectively. Net assets were not affected by the change.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
At the Annual Meeting of Shareholders of the Fund held on October 28, 1998 (the "Meeting"), Shareholders approved a proposed Investment Advisory Services Agreement (the "New Advisory Agreement") between the Fund and W.P. Stewart & Co., Inc. (the "Current Adviser"), effective immediately. Shareholders also ratified the payment of advisory fees to the Current Adviser and its predecessors (collectively, the "Adviser") for the period from January 12, 1996 through October 28, 1998. The following numbers of votes were cast for and against (or withheld as the case may be) and abstained with respect to the following proposals at the Meeting; (i) to approve the New Advisory Agreement (131,304 FOR, 588 AGAINST, and 4,018 ABSTAIN); (ii) to ratify the payment of advisory fees by the Fund to the Adviser for the period from January 12, 1996 through October 28, 1998 (125,347 FOR, 4,222 AGAINST, and 6,342 ABSTAIN); (iii) to elect the following seven directors; Antoine Bernheim, June Eichbaum, Robert L. Schwartz, William Talcott May, Marilyn G. Breslow, Thomas R. LeViness and David J. Winkler, to hold office until their successors are duly elected and qualified (each nominee received 131,556 votes FOR and 4,356 votes WITHHELD); and (iv) to ratify the selection of Lopez Edwards Frank & Co., LLP as the Fund's independent accountants for the fiscal year ending December 31, 1998 (128,916 FOR, 1,449 AGAINST, and 5,547 ABSTAIN).

Under the New Advisory Agreement, the Fund pays the Current Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses did not exceed 2.5% of the average

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
------------------------------------------------------------------------------

annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily has borne the cost of certain professional services incurred by the Fund, including audit, legal, insurance and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $152,956 for the year ended December 31, 1998.

Under the terms of both the Investment Advisory Services Agreements, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 1998, the Adviser's affiliate earned $47,414 in commissions as broker on trades of portfolio securities.

Two directors of the Adviser are also directors of the Fund. Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund, a fee of $1,250 for each meeting that such director attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which such director serves. During the year ended December 31, 1998, the Fund paid $16,250 and $11,250 to the Independent Directors for their services for the years ended December 31, 1998 and 1997, respectively.

4.  ADMINISTRATION AGREEMENT
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

5.  INVESTMENT TRANSACTIONS
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $15,248,894 and $13,915,950, respectively. During 1998, the Fund reclassified $123,184 of realized capital gains, from a redemption in-kind transaction as an increase to paid in surplus in the Statement of Asset and Liabilities. As of December 31, 1998, unrealized appreciation and depreciation for Federal income tax purposes was $16,446,369 and $24,522, respectively. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $33,069,122.

6.  FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the years ended December 31, 1998 and 1997 transactions in shares were as follows:

                                           YEAR ENDED DECEMBER 31,1998                  YEAR ENDED DECEMBER 31, 1997

                                            SHARES              AMOUNT                   SHARES             AMOUNT
                                            ------              ------                   ------             ------
    Sold.........................            38,725         $   7,663,593                70,106         $  11,638,859
    Reinvested...................            11,095             2,268,863                30,257             4,849,063
    Redeemed.....................           (27,270)           (5,159,672)              (15,677)           (2,649,257)
                                      -------------         -------------         -------------         -------------
    Net increase.................            22,550         $   4,772,784                84,686         $  13,838,665
                                      -------------         -------------         -------------         -------------
                                      -------------         -------------         -------------         -------------

7.  BENEFICIAL INTEREST
At December 31, 1998, no shareholder owned more than 5% of the Fund's outstanding shares.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

------------------------------------------------------------------------------

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS
Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the Fund's investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments.

9.  CONCENTRATION OF CREDIT RISK
At December 31, 1998, the Fund had cash at a bank in excess of federally insurable limits and was exposed to the credit risk resulting from this concentration of cash.

10.  YEAR 2000 READINESS
The services provided to the Fund by the Adviser, Administrator, Transfer Agent and Custodian depend on the continued functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. The Fund could be adversely affected if its service providers' computer systems cannot make this distinction. The Adviser has made inquiries on behalf of the Fund of the Administrator, Transfer Agent and Custodian regarding whether they expect to have their computer systems adjusted for the year 2000 transition. The Adviser has been informed that all of these service providers expect that their systems will be Year 2000 compliant prior to that time. Furthermore, the Adviser expects that its systems will be Year 2000 compliant prior to that time. The value of the securities of the companies and other entities in which the Fund invests could also be adversely affected by the "Year 2000 Problem," which could hurt the Fund's investment return.

[LETTERHEAD OF LOPEZ EDWARDS FRANK & CO., LLP]

                        INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Directors
W.P. Stewart & Co. Growth Fund, Inc.

         We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., including the schedule of investments as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates, made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                       /s/ Lopez Edwards Frank & Co., LLP


New York, New York
February 19, 1999
                              [LETTERHEAD FOOTER]

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022
------------------------------------------------------------------------------


DIRECTORS AND OFFICERS
----------------------
Marilyn G. Breslow                 President and Director
John C. Russell                    Vice President
Robert L. Schwartz                 Treasurer, Secretary and Director
Lisa D. Levey                      Assistant Secretary
June Eichbaum                      Director
William Talcott May                Director
Thomas R. LeViness                 Director
David J. Winkler                   Director

INVESTMENT ADVISER
------------------
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
------------------------------------------------------------------------
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
--------------------
Lopez Edwards Frank & Co., LLP
1 Penn Plaza
New York, NY  10119-0141

LEGAL COUNSEL
-------------
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY  10022-9998





------------------------------------------------------------------------------

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.